Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 18, 2011	Jul. 02, 2010
Document And Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	tlab
Entity Registrant Name	TELLABS INC
Entity Central Index Key	0000317771
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Voluntary Filers	No
Entity Common Stock, Shares Outstanding		362,627,751
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	Yes
Entity Public Float			$ 2,266,840,475

Consolidated Statements of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Jan. 01, 2010	Jan. 02, 2009
Revenue
Products	$ 1,400	$ 1,295.4	$ 1,500
Services	242.3	230.3	229
Total revenue	1,642.3	1,525.7	1,729
Cost of Revenue
Products	689.3	709.2	912
Services	163.4	150.7	156.9
Total cost of revenue	852.7	859.9	1,068.9
Gross Profit	789.6	665.8	660.1
Operating Expenses
Research and development	299.7	268.7	305.2
Sales and marketing	179.3	165.9	170
General and administrative	100.4	101.4	101.8
Intangible asset amortization	27	24.6	23.9
Restructuring and other charges	9.5	11.7	40.9
Goodwill impairment			988.3
Total operating expenses	615.9	572.3	1,630.1
Operating Earnings (Loss)	173.7	93.5	(970)
Other Income
Interest income, net	12.6	19.3	34.8
Other income (expense), net	5.2	0.4	(17.3)
Total other income	17.8	19.7	17.5
Earnings (Loss) Before Income Tax	191.5	113.2	(952.5)
Income tax (expense) benefit	(35.9)	0.4	22.4
Net Earnings (Loss)	$ 155.6	$ 113.6	$ (930.1)
Weighted Average Shares Outstanding
Basic	378.1	392.5	400.1
Diluted	382.7	394.2	400.1
Net Earnings (Loss) Per Share
Basic	$ 0.41	$ 0.29	$ (2.32)
Diluted	$ 0.41	$ 0.29	$ (2.32)

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Jan. 01, 2010
Current Assets
Cash and cash equivalents	$ 208.8	$ 154
Investments in marketable securities	925.7	950.8
Total cash, cash equivalents and marketable securities	1,134.5	1,104.8
Other marketable securities	213.6	252.8
Accounts receivable, net of allowances of $1.3 and $ 1.4	342.6	334.2
Inventories
Raw materials	30.3	24
Work in process		3.8
Finished goods	132	99.9
Total inventories	162.3	127.7
Income taxes	14.8	24.2
Miscellaneous receivables and other current assets	45	54.4
Total Current Assets	1,912.8	1,898.1
Property, Plant and Equipment
Land	20.8	21.2
Buildings and improvements	204.2	199.6
Equipment	422.8	415.9
Total property, plant and equipment	647.8	636.7
Accumulated depreciation	(378.5)	(366.1)
Property, plant and equipment, net	269.3	270.6
Goodwill	204.9	207.2
Intangible Assets, Net of Amortization	96.7	123.2
Other Assets	119.2	123.7
Total Assets	2,602.9	2,622.8
Current Liabilities
Accounts payable	123.4	71.5
Accrued compensation	97.2	82
Restructuring and other charges	7.7	9.8
Income taxes	88.4	80.8
Loan related to other marketable securities	213.6	252.8
Deferred revenue	43	31.3
Other accrued liabilities	89.8	81.2
Total Current Liabilities	663.1	609.4
Long-Term Restructuring Liabilities	3.1	7.2
Income Taxes	28.1	41.9
Other Long-Term Liabilities	47.1	49.4
Stockholders' Equity
Preferred stock: authorized 5,000,000 shares of $0.01 par value; no shares issued and outstanding
Common stock: authorized 1,000,000,000 shares of $0.01 par value; 501,744,627 and 497,734,039 shares issued	5	5
Additional paid-in capital	1,547.9	1,511.2
Treasury stock, at cost: 139,243,079 and 113,457,637 shares	(1,222.1)	(1,037.9)
Retained earnings	1,422.1	1,296.8
Accumulated other comprehensive income	108.6	139.8
Total Stockholders' Equity	1,861.5	1,914.9
Total Liabilities and Stockholders' Equity	$ 2,602.9	$ 2,622.8

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Jan. 01, 2010
Consolidated Balance Sheets
Accounts receivable, allowances	$ 1.3	$ 1.4
Preferred stock, authorized	5,000,000	5,000,000
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, authorized	1,000,000,000	1,000,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares issued	501,744,627	497,734,039
Treasury stock, shares	139,243,079	113,457,637

Consolidated Statements of Stockholders' Equity (USD $) In Millions	Common Stock [Member]	Additional Paid-In Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income [Member]	Total
Balance at Dec. 28, 2007	$ 4.9	$ 1,459.5	$ (796.7)	$ 2,113.3	$ 132.3	$ 2,913.3
Balance, shares at Dec. 28, 2007	418.7
Net earnings/loss				(930.1)		(930.1)
Reclassification adjustment for net gain included in net earnings/loss, net of tax					(2.2)	(2.2)
Unrealized net gain/loss on available-for-sale securities, net of tax					2.9	2.9
Unrealized net gain/loss on cash flow hedges, net of tax					2.9	2.9
Unrealized net gain on net investment hedges, net of tax					10.3	10.3
Foreign currency translation adjustment					(23)	(23)
Unrecognized prior service cost, net of tax					0.2	0.2
Unrecognized net gain on retiree medical plan, net of tax					1.4	1.4
Comprehensive lncome/Loss						(937.6)
Stock issued for employee stock programs	0.1					0.1
Stock issued for employee stock programs, shares	1.9
Restricted stock award activity		15.3				15.3
Stock option activity		11				11
Performance stock units		0.1				0.1
Purchase of treasury stock			(155.7)			(155.7)
Purchase of treasury stock, shares	(24.9)
Balance at Jan. 02, 2009	5	1,485.9	(952.4)	1,183.2	124.8	1,846.5
Balance, shares at Jan. 02, 2009	395.7
Net earnings/loss				113.6		113.6
Reclassification adjustment for net gain included in net earnings/loss, net of tax					(3.8)	(3.8)
Unrealized net gain/loss on available-for-sale securities, net of tax					4.2	4.2
Unrealized net gain/loss on cash flow hedges, net of tax					(2.9)	(2.9)
Unrealized net gain on net investment hedges, net of tax					2.9	2.9
Foreign currency translation adjustment					14.5	14.5
Unrecognized prior service cost, net of tax					0.1	0.1
Comprehensive lncome/Loss						128.6
Stock issued for employee stock programs
Stock issued for employee stock programs, shares	2
Restricted stock award activity		12.5				12.5
Stock option activity		8.1				8.1
Performance stock units		2.7				2.7
Fair value of stock options exchanged in acquisition		2				2
Purchase of treasury stock			(85.5)			(85.5)
Purchase of treasury stock, shares	(13.4)
Balance at Jan. 01, 2010	5	1,511.2	(1,037.9)	1,296.8	139.8	1,914.9
Balance, shares at Jan. 01, 2010	384.3
Net earnings/loss				155.6		155.6
Reclassification adjustment for net gain included in net earnings/loss, net of tax					(2.4)	(2.4)
Unrealized net gain/loss on available-for-sale securities, net of tax					(0.4)	(0.4)
Unrealized net gain on net investment hedges, net of tax					6.4	6.4
Foreign currency translation adjustment					(35.4)	(35.4)
Unrecognized prior service cost, net of tax					0.1	0.1
Unrecognized net gain on retiree medical plan, net of tax					0.5	0.5
Comprehensive lncome/Loss						124.4
Stock issued for employee stock programs
Stock issued for employee stock programs, shares	4
Restricted stock award activity		17.9				17.9
Stock option activity		13.8				13.8
Performance stock units		5				5
Purchase of treasury stock			(184.2)			(184.2)
Purchase of treasury stock, shares	(25.8)
Cash dividends paid				(30.3)		(30.3)
Balance at Dec. 31, 2010	$ 5	$ 1,547.9	$ (1,222.1)	$ 1,422.1	$ 108.6	$ 1,861.5
Balance, shares at Dec. 31, 2010	362.5

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Jan. 01, 2010	Jan. 02, 2009
Consolidated Statements of Stockholders' Equity
Reclassification adjustment for net gain included in net earnings/loss, tax	$ 1.8	$ 1.5	$ 1.5
Unrealized net gain/loss on available-for-sale securities, tax	0.2	(1.1)	(2.5)
Unrealized net gain/loss on cash flow hedges, tax		1.1	(2)
Unrealized net gain on net investment hedges, tax	(3.7)	0	0
Unrecognized prior service cost, tax	0	0	0
Unrecognized net gain on retiree medical plan, tax	$ (0.2)		$ 0

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Jan. 01, 2010	Jan. 02, 2009
Operating Activities
Net earnings (loss)	$ 155.6	$ 113.6	$ (930.1)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	77.3	75.3	84.5
Loss on disposal of property, plant and equipment	0.3	0.8	1.7
Goodwill impairment			988.3
Equity-based compensation	27	20.7	26.4
Deferred income taxes	18.1	(9.2)	(34.6)
Net (gains) losses on investments in marketable securities	(12.2)	(4.7)	2.8
Excess tax benefits from equity-based compensation	(1.6)	(0.3)	(0.1)
Restructuring and other charges	9.5	11.7	40.9
Other-than-temporary impairment charges on investments	3.8	0.4	10.7
Net changes in assets and liabilities:
Accounts receivable	(17.9)	8.8	16.2
Inventories	(35.5)	56.4	(15)
Miscellaneous receivables and other current assets	10.6	9.4	(18.5)
Other assets	(4.1)	0.1	13.4
Accounts payable	52.7	(21.4)	1.3
Restructuring and other charges	(13)	(21.1)	(25.1)
Deferred revenue	11.9	(3.7)	4.6
Other accrued liabilities	25.6	2.8	(13)
Income taxes	(16.8)	(10.9)	(11.5)
Other long-term liabilities	(2.5)	1	(9.3)
Net Cash Provided by Operating Activities	288.8	229.7	133.6
Investing Activities
Capital expenditures	(55.6)	(45.9)	(50.1)
Proceeds on disposals of property, plant and equipment	0.1	1	0.3
Payments for purchases of investments	(2,217.7)	(1,112.2)	(1,661.7)
Proceeds from sales and maturities of investments	2,245.1	946.2	1,894.1
Payments for acquisition, net of cash acquired		(164.7)
Net Cash (Used for) Provided by Investing Activities	(28.1)	(375.6)	182.6
Financing Activities
Proceeds from issuance of common stock under stock plans	8	1.7	0.8
Repurchase of common stock	(184.2)	(85.5)	(155.7)
Excess tax benefits from equity-based compensation	1.6	0.3	0.1
Dividends paid	(30.3)
Net Cash Used for Financing Activities	(204.9)	(83.5)	(154.8)
Effect of Exchange Rate Changes on Cash	(1)	7.3	1.7
Net Increase (Decrease) in Cash and Cash Equivalents	54.8	(222.1)	163.1
Cash and Cash Equivalents at Beginning of Year	154	376.1	213
Cash and Cash Equivalents at End of Year	208.8	154	376.1
Other Information
Interest paid	1.7	1.5	2
Income taxes paid	$ 23.3	$ 12.7	$ 35.7

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Nature of Business

We design, develop and support telecommunications networking products. We generate revenue principally through the sale of these products to communications service providers worldwide as both stand-alone network elements and as elements of integrated solutions. We also generate revenue by providing services to our customers.

Principles of Consolidation

Our consolidated financial statements include the accounts of Tellabs and subsidiaries. We eliminate all intercompany accounts and transactions.

Reclassifications

Certain reclassifications have been made to prior year balances in order to conform to the current year's presentation.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash Equivalents

We consider all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.

Fair Value of Financial Instruments

Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, marketable securities and derivatives. The carrying value of the cash and cash equivalents, accounts receivable and accounts payable are reasonable estimates of their fair value because of their short-term nature. We determine the fair value of marketable securities and derivatives based on observable inputs such as quoted prices in active markets, or other than quoted prices in active markets, that are observable either directly or indirectly. See discussion in Notes 7 and 8 regarding investments and derivatives, respectively.

Accounts Receivable Allowances

We base the reserve for allowances on an assessment of aged receivables and the collectibility of customers' accounts. We regularly review the allowance by considering factors such as customer financial strength, the age of accounts receivable balances, current economic conditions that may affect a customer's ability to pay and historical experience. As specific balances are determined to be ultimately uncollectible, they are removed from accounts receivable.

Inventories and Suppliers

We determine inventory cost using the first-in, first-out method. We value inventory at the lower of cost or market, with market determined at the lower of current replacement cost or net realizable selling price. We determine the amount of inventory that is excess and obsolete and purchase commitments in excess of requirements using estimates of future demand for individual components of raw materials and finished goods.

We outsource the manufacturing of products to third-party suppliers. Although a limited number of suppliers is used to manufacture our products, we believe other suppliers could provide similar products on comparable terms. An inability of a supplier to provide product could cause a near-term reduction of revenue, which would affect operating results adversely.

Property, Plant and Equipment

We record property, plant and equipment at cost or fair value if acquired in a business combination, less accumulated depreciation and amortization. We compute depreciation using the straight-line method. Buildings are depreciated over 25 to 40 years; building improvements over 7 years; leasehold improvements over the lesser of the life of the lease or the useful life of the asset, currently 3 to 15 years; and equipment over 3 to 10 years. We evaluate property, plant and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable.

Equity-Based Compensation

We recognize compensation expense for employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards over the requisite service period for the respective award.

Income Taxes

Deferred tax liabilities and assets are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements. Deferred tax liabilities and assets are determined based on the differences between the book and tax bases of particular assets and liabilities as well as tax credit and operating loss carryforwards using tax rates in effect for the years in which the differences are expected to reverse. A valuation allowance is provided to offset deferred tax assets if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Goodwill

Goodwill impairment is reviewed annually and when impairment indicators exist. Goodwill impairment reviews are conducted in two steps, the first of which is by comparing the segment's net book value to fair value. The process of evaluating the potential impairment of goodwill is subjective because it requires the use of estimates and assumptions. We calculate the fair value of the segment using a blended analysis of the discounted cash flow method and the market approach of valuation. The discounted cash flow method requires us to use estimates and judgments about the future cash flows of the segment. The assumptions used in our cash flow forecasts are consistent with plans and estimates we use to manage the underlying segment. The market approach requires us to make judgments to determine comparable publicly-traded companies. See the discussion in Note 5 regarding goodwill.

Intangible Assets

Intangible assets with a finite life are made up primarily of purchased technology and customer relationships from acquisitions. These assets are amortized over their estimated useful lives and reviewed for impairment when indicators of impairment exist, such as loss of customer relationships, customer nonacceptance of products and underlying technology, and reduced product margins indicating declining operating performance or cash flows. The estimated useful lives of these assets are evaluated to determine if a change in an estimate is required. The remaining carrying value of the asset is amortized prospectively over the remaining adjusted useful life of the asset. The review for potential impairment and change in estimated useful lives requires us to use estimates and judgments of future cash flows, consistent with plans and estimates we use to manage related product cash flows.

Intangible assets with an indefinite life are made up of in-process research and development (IPR&D). IPR&D is reviewed annually for impairment or when indicators of impairment exist by comparing the asset's book value with its fair value. The process of evaluating the potential impairment of IPR&D is subjective because it requires the use of estimates and assumptions related to our cash flow projections and market acceptance.

Revenue Recognition

Determining the proper revenue recognition in our financial statements requires us to make judgments about the application of the accounting rules based on the facts and circumstances of each customer arrangement.

We recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price or fee is fixed or determinable, and collectibility is reasonably assured.

Contracts and customer purchase orders are generally used to determine the existence of an arrangement. Shipping terms and related documents are used to verify delivery or performance.

The Company assesses whether the sales price is fixed or determinable based on payment terms and whether the sales price is subject to refund or adjustment. If the price is not fixed or determinable, revenue is recognized as payments become due from the customer.

Collectibility is assessed based on the creditworthiness of the customer as determined by credit checks and the customer's payment history to the Company. If collectibility is not considered probable, revenue is not recognized until the payment is made.

The majority of revenue comes from product sales. We generally recognize revenue either upon shipment or upon delivery to the customer, depending on the contractual delivery terms.

Some customer agreements contain acceptance clauses that grant the customer the right to return or exchange products that do not conform to specifications. If we do not have sufficient historical evidence of customer acceptance, we recognize revenue when the conditions of acceptance have been met or the acceptance provisions lapse. When we have sufficient historical evidence that products meet the specifications, we recognize revenue upon shipment or delivery.

Some customer agreements grant the right to return or exchange product. We accrue for returns based on historical evidence of rates of return. We recognize revenue, net of potential returns, upon shipment or upon delivery of the product to the customer.

Some customer arrangements are in the form of distribution agreements, with contractual rights of return, promotional rebates, and other incentives and credits. We recognize revenue net of estimated returns and rebates, which are calculated based on contractual provisions and historical evidence of returns activity.

We also recognize revenue from deployment services, support agreements, training and professional services. Deployment services revenue results from installation of products at customer sites. Installation services, which generally occur over a short time period, are not services required for the functionality of products, as customers may purchase installation services from us, install products themselves, or hire third parties to perform the installation. We recognize revenue for deployment services upon completion. We recognize revenue from support agreements ratably over the service period. We recognize training and professional services revenue upon completion.

         In October 2009, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2009-13, Multiple-Deliverable Revenue Arrangements. The new standard changes the requirements for establishing separate units of accounting in a multiple element arrangement and requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price. The FASB also issued ASU 2009-14, Certain Revenue Arrangements That Include Software Elements, in October 2009. ASU 2009-14 excludes software that is contained on a tangible product from the scope of software revenue guidance if the software product bundled with the tangible product function together to deliver the product's essential functionality.

In the fourth quarter of 2010, we early adopted ASU 2009-13 and ASU 2009-14 for new and materially modified arrangements originating in fiscal 2010. Because we adopted these standards as of the beginning of 2010, the previously reported quarterly results have been revised to reflect the impact of the adoption. As a result, revenue and net earnings in the fourth quarter of 2010 increased by  $8.8 million and  $0.5 million, respectively. For the year 2010, revenue and net earnings increased by  $9.1 million and  $0.5 million, respectively. The amounts presented for revenue and net earnings for 2009 would not be materially impacted had we adopted these standards in fiscal 2009. The new standards do not generally change the units of accounting for the Company's revenue transactions and the pattern and timing of revenue recognition is not expected to have a significant effect on net sales revenues for future periods.

For fiscal 2010 and future periods, pursuant to the guidance of ASU 2009-13, when a sales arrangement contains multiple deliverables, such as product sales that include services to be performed after delivery of the product, we will account for a deliverable (or a group of deliverables) separately if (1) the delivered item(s) has stand-alone value to the customer, and (2) if we have given the customer a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) or service(s) is probable and substantially in our control.

Arrangement consideration is allocated to all deliverables based on the relative selling price using one of three methods: vendor–specific objective evidence, third-party evidence or estimated selling price. We use vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available or estimated selling price if neither vendor-specific objective evidence or third-party evidence is available.

Revenue recognition for elements delivered will be limited to the amount that is not contingent on the future delivery of products and/or services, future performance obligations or subject to customer-specified return or refund privileges.

We determine vendor-specific objective evidence of an item based on our selling price for a deliverable when sold on a stand-alone basis. Third-party evidence is determined based on a vendor's selling price for a comparable product or service on a stand-alone basis, if available. The best estimate of selling price is established based on internal factors including pricing practices, market conditions and product lifecycles.

For agreements with multiple-element arrangements entered into prior to 2010, we determined whether objective and reliable evidence of fair value for the items included in a multiple-element arrangement existed, based on whether we had vendor-specific objective evidence of the price that we sell an item for on a stand-alone basis. If we did not have vendor-specific objective evidence for the item, we used the price charged by a vendor selling a comparable product or service on a stand-alone basis to similarly situated customers, if available.

When there was objective and reliable evidence of fair value for all units of accounting in an arrangement, we allocated the arrangement consideration to the separate units of accounting based on their relative fair values. In cases where we had objective and reliable evidence of fair value for the undelivered items in an arrangement, but no such evidence for the delivered items, we allocated the arrangement consideration using the residual method. If the elements were not considered separate units of accounting, or if we could not determine the fair value of any of the undelivered elements, we deferred revenue until the entire arrangement was delivered or fair value could be determined for all undelivered units of accounting. Once we determined the amount, if any, of arrangement consideration allocable to the undelivered item(s), we applied the applicable revenue recognition policy, as described elsewhere herein, to determine when such amount may be recognized as revenue. When an arrangement includes software that is more than incidental or the arrangement includes non-software elements for which software is essential to the functionality of the element, all elements of the arrangement are accounted for using software revenue recognition guidance.

Pursuant to the guidance of ASU 2009-14, if we determine that the software products bundled with tangible products function together to deliver the product's essential functionality, we exclude them from the scope of software revenue recognition guidance.

Many customer arrangements include the right to invoice the customer for costs of shipping product to the customer's location. In these cases, we record the amount included on the customer's invoice for shipping costs as revenue. The cost of shipping products to customers is recorded as cost of revenue.

Accounting guidance allows revenue to be presented either gross or net of sales-related taxes. We record revenue net of any sales-related taxes that are billed to customers. We believe this approach results in financial statements that are more easily understood by investors.

Net Earnings Per Share

We base net earnings per share on the weighted average number of issued and outstanding common shares (basic) and the weighted average issued and outstanding common shares adjusted for assumed exercises of dilutive stock options, unvested restricted stock and unvested performance stock units (diluted). We base net earnings per share in periods of a net loss solely on basic weighted average number of common shares.

Foreign Currency Translation

We generally measure the financial statements of foreign subsidiaries using the local currency as the functional currency. In such cases, we translate assets and liabilities at exchange rates in effect at the balance sheet date, and we translate revenue and expenses at weighted average exchange rates during the year. We record the gain or loss from translating a subsidiary's stockholders' equity into U.S. dollars as foreign currency translation adjustments in Accumulated other comprehensive income.

Foreign Currency Transactions

We recognize foreign currency transaction gains and losses resulting from changes in exchange rates in Other income (expense), net.

New Accounting Pronouncements	12 Months Ended
Dec. 31, 2010
New Accounting Pronouncements
New Accounting Pronouncements

2. New Accounting Pronouncements

In April 2010, the FASB issued new authoritative guidance on the milestone method of revenue recognition. The milestone method applies to research and development arrangements in which one or more payments are contingent upon achieving uncertain future events or circumstances. This guidance defines a milestone and provides criteria for determining whether the milestone method is appropriate. This standard is effective for milestones achieved in fiscal years beginning on or after June 15, 2010, on a prospective basis, with earlier application permitted. This standard will not have a material impact on our financial statements.

In October 2009, the FASB issued new authoritative guidance on accounting for revenue arrangements with multiple deliverables. This new standard provides principle and application guidance on whether multiple deliverables exist and how the arrangement should be separated. It also requires an entity to allocate revenue using estimated selling prices of deliverables, in the absence of vendor-specific objective evidence or third-party evidence of selling price, apportioned to each deliverable using the relative selling price method. This standard is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, on a prospective basis, with earlier application permitted. We adopted the new guidance in the fourth quarter of 2010, effective as of the beginning of 2010; therefore, the previously reported quarterly results have been revised to reflect the impact of adoption. A further discussion of the financial impact of the early adoption appears in Note 1, Summary of Significant Accounting Policies, Revenue Recognition.

In October 2009, the FASB issued new authoritative guidance on accounting for certain revenue arrangements that include software elements. This standard clarifies that tangible products containing software components and non-software components that function together to deliver the product's essential functionality are not within the scope of software revenue recognition guidance. This standard is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, on a prospective basis, with earlier application permitted. We adopted the new guidance in the fourth quarter of 2010, effective as of the beginning of 2010. This standard did not have a material impact on our financial statements.

Restructuring and Other Charges	12 Months Ended
Dec. 31, 2010
Restructuring and Other Charges
Restructuring and Other Charges

3. Restructuring and Other Charges

On January 25, 2010, management initiated a restructuring plan to enable us to shift investment from TDM (Time Division Multiplexing) to Ethernet and IP (Internet Protocol) products, move our supply chain closer to suppliers, and reduce general and administrative expenses. We expect to record pretax charges through the first quarter of 2011 of approximately  $9 million. The pretax charges will consist of a range of  $6 million to  $7 million for workforce reductions of approximately 150 employees and  $3 million for facility- and asset-related charges. We recorded  $6.4 million for severance and  $2.6 million for facility- and asset-related charges in 2010. Cash payments under this plan are expected to be approximately  $7 million. Restructuring actions under this plan are expected to be completed in the first quarter of 2011.

On July 6, 2009, management initiated a restructuring plan as we aligned costs with customer spending and market conditions at that time. Restructuring expense for 2010 was  $0.5 million for severance and  $0.4 million for facility- and asset-related charges. The cumulative pretax restructuring charges for this plan are  $6.4 million,  $6.0 million in severance charges for workforce reductions and  $0.4 million for facility- and asset-related charges. By segment, total charges to date under this plan are  $2.5 million for Broadband,  $2.1 million for Transport, and  $1.8 million for Services. The cost and cash payments under this plan were  $6 million primarily for workforce reductions of approximately 150 employees. Restructuring actions under this plan are expected to be completed in the first quarter of 2011.

On February 5, 2009, management initiated a restructuring plan as we aligned costs with customer spending and market conditions at that time. By segment, total charges under this plan were  $0.8 million for Broadband,  $0.8 million for Transport and  $0.1 million for Services. The cost and cash payments under this plan were  $1.7 million for workforce reductions of 49 employees. Restructuring actions under this plan were completed in the third quarter of 2009.

During the fourth quarter of 2008, management initiated a plan that resized Tellabs business to reflect market conditions at that time. Restructuring actions under this plan included reducing future investment in access products and freeing up resources to focus on data and transport products. The pretax restructuring charges for this plan were  $22.2 million, which included  $9.9 million in severance charges for workforce reductions and  $12.3 million for facility- and asset-related charges. By segment, total charges under this plan were  $17.4 million for Broadband,  $3.4 million for Transport and  $1.4 million for Services. Cash payments under this plan were  $15.5 million. Restructuring actions under this plan were completed in the third quarter of 2009.

During the second quarter of 2008, management initiated a plan to consolidate several facilities as a result of the discontinuation of the Tellabs® 8865 optical line terminal. The facility consolidations were also impacted by the headcount reductions that were announced in September 2007 and January 2008. We incurred  $12.4 million in the Broadband segment for this plan, of which  $12.3 million was for facility reductions and fixed asset write-downs and  $0.1 million was for other obligations. Cash payments under this plan are expected to be  $7 million. Restructuring actions under this plan were completed in the third quarter of 2008.

During the first quarter of 2008, management committed to a plan to improve gross profit margins and reduce operating expenses. The pretax restructuring charges for this plan were  $11.5 million, which includes  $6.8 million in severance charges for workforce reductions and  $4.7 million in facility- and asset-related charges. By segment, total charges under this plan were  $5.8 for Broadband,  $2.9 for Transport and  $2.8 million for Services. Total cash payments under this plan were  $10 million, of which  $7 million were severance-related and  $3 million facility-related. Restructuring actions under this plan were completed in the first quarter of 2009.

The net reductions to restructuring expense for previous restructuring plans in 2010 and 2009 are facility-related. These net reductions are due to changes in estimates to previous restructuring plans.

The 2010 and 2009 restructuring plan balances consist of cash severance that we expect to pay through the third quarter of 2011. The balance for previous restructuring plans relates to net lease obligations that expire through 2015.

The following table summarizes restructuring and other charges recorded for the plans mentioned above, as well as adjustments to reserves recorded for prior restructurings:

In millions	2010	2009	2008
Severance and other termination benefits	$6.9	$6.6	$16.7
Facility and other exit costs	2.6	5.1	23.6
Other obligations	—	—	0.6

Total restructuring and other charges	$9.5	$11.7	$40.9

The following table summarizes our restructuring and other charges activity by segment during 2010 and 2009 and the status of the reserves at year-end:

In millions	Balance at 1/1/10	Restructuring Expense	Cash Payments	Other Activities[1]	Balance at 12/31/10
2010 Restructuring Plans
Broadband	$—	$5.7	$(3.2)	$(1.1)	$1.4
Transport	—	3.2	(0.7)	(1.5)	1.0
Services	—	0.1	(0.1)	—	—

Subtotal 2010 Restructuring Plans	—	9.0	(4.0)	(2.6)	2.4

2009 Restructuring Plans
Broadband	1.1	0.9	(1.0)	(0.1)	0.9
Transport	1.0	0.3	(0.9)	—	0.4
Services	1.5	(0.3)	(0.7)	—	0.5

Subtotal 2009 Restructuring Plans	3.6	0.9	(2.6)	(0.1)	1.8

Previous Restructuring Plans
Broadband	7.7	0.3	(2.5)	—	5.5
Transport	5.7	(0.7)	(3.9)	—	1.1

Subtotal Previous Restructuring Plans	13.4	(0.4)	(6.4)	—	6.6

Total All Restructuring Plans	$17.0	$9.5	$(13.0)	$(2.7)	$10.8

In millions	Balance at 1/2/09	Restructuring Expense	Cash Payments	Other Activities[1]	Balance at 1/1/10
2009 Restructuring Plans
Broadband	$—	$2.3	$(1.2)	$—	$1.1
Transport	—	2.6	(1.6)	—	1.0
Services	—	2.2	(0.7)	—	1.5

Subtotal 2009 Restructuring Plans	—	7.1	(3.5)	—	3.6

2008 Restructuring Plans
Broadband	15.9	3.8	(8.4)	(3.6)	7.7
Transport	1.5	1.0	(1.6)	(0.8)	0.1
Services	1.1	0.1	(1.2)	—	—

Subtotal 2008 Restructuring Plans	18.5	4.9	(11.2)	(4.4)	7.8

Previous Restructuring Plans
Broadband	2.3	(0.4)	(1.7)	(0.2)	—
Transport	10.2	0.1	(4.7)	—	5.6

Subtotal Previous Restructuring Plans	12.5	(0.3)	(6.4)	(0.2)	5.6

Total All Restructuring Plans	$31.0	$11.7	$(21.1)	$(4.6)	$17.0

[1] Other activities include the effects of currency translation, write-downs of property, plant and equipment to be disposed, as well as other changes in the reserve that do not flow through restructuring expense.

Business Combinations	12 Months Ended
Dec. 31, 2010
Business Combinations
Business Combinations

4. Business Combinations

On December 1, 2009, we acquired WiChorus, a privately held developer of mobile packet core products. We paid  $180.0 million in cash for 100% of WiChorus' capital stock and vested employee stock options. Taking into account WiChorus'  $15.3 million cash balance, the net cash price was  $164.7 million. The acquisition enabled Tellabs, a leader in mobile backhaul networks, to expand into mobile packet core networks, deliver new applications and provide significant savings for mobile carriers. The acquisition brought a new breakthrough product to Tellabs that is purpose-built for 4G mobile networks. By combining operations and using our resources, the innovative Tellabs SmartCore® technology developed by WiChorus can be leveraged for broader market applications. Significant value is expected to be created through the sales of current and future SmartCore® products through our extensive direct and indirect sales channels.

Goodwill from this acquisition was  $82.7 million, which reflects current market pricing and synergies created by combining Tellabs resources with the innovative SmartCore® technology. All goodwill was allocated to the Broadband segment and is not deductible for income tax purposes.

Intangible assets from this acquisition with an indefinite useful life, which consist of IPR&D, were  $20.0 million. No amortization was recorded for indefinite life IPR&D costs in 2010 and 2009. The remaining intangible assets of  $83.6 million are being amortized on a straight-line basis over a weighted average amortization period of approximately 5 years.

Components of the purchase consideration follow:

In millions
Cash paid to WiChorus stockholders	$180.0
Fair value of unvested stock options exchanged	2.0

Purchase consideration	$182.0

We incurred  $1.3 million in acquisition costs in 2009, included in Research and development expenses in the Statement of Operations.

We issued 628,517 Tellabs options, with a weighted average remaining vesting period of 1.5 years in exchange for unvested WiChorus employee stock options. The options had a total fair value, estimated using the Black-Scholes option pricing model, of  $3.3 million,  $2.0 million of which was allocated to the acquisition and  $1.3 million allocated to post-acquisition employee service.

The allocation of the purchase consideration follows:

In millions
Cash, cash equivalents and marketable securities	$15.3
Accounts receivable	2.0
Other current assets	1.1
Property, plant and equipment	1.4
Intangible assets	83.6
Purchased in-process research and development costs	20.0
Goodwill	82.7
Deferred tax assets	14.1

Total assets	220.2

Other current liabilities	1.7
Deferred tax liabilities	36.5

Total liabilities	38.2

Purchase consideration	$182.0

We accounted for this acquisition under the purchase method of accounting. We have included the operating results of the business in the accompanying results of operations from the date of acquisition.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets
Goodwill and Intangible Assets

5. Goodwill and Intangible Assets

Goodwill

We report operating results for three segments: Broadband, Transport and Services. Goodwill associated with the WiChorus acquisition in the fourth quarter of 2009 is allocated to the Broadband segment.

We test each operating segment for possible goodwill impairment by comparing each segment's net book value with fair value. We review goodwill annually for impairment, unless potential interim indicators exist that could result in impairment. We calculate the fair value of each segment by using a blended analysis of the present value of future discounted cash flows and the market approach of valuation. We believe the blended approach, which weighs both valuations equally, is the best method for determining fair value because this approach compensates for inherent risks associated with either model on a stand-alone basis. The process of evaluating the potential impairment of goodwill is subjective because it requires the use of estimates and assumptions. The discounted cash flow method requires us to use estimates and judgments about the future cash flows of the operating segments. Although we base cash flow forecasts on assumptions that are consistent with plans and estimates we use to manage the underlying operating segments, there is significant judgment in determining the cash flows attributable to these operating segments. The market approach is based on a comparison of the Company to comparable publicly traded firms in similar lines of business. The estimates and judgments used to determine comparable companies include such factors as size, growth, profitability, risk and return on investment.

         During the fourth quarter of 2010, we tested the Broadband and Services segments for possible goodwill impairment as part of our annual review. As each segment's fair value was greater than its net book value and no impairment indicators existed, further impairment tests were not deemed necessary and no impairment loss was recorded.

During the fourth quarter of 2009, we tested the Services segment for possible goodwill impairment as part of our annual review. As the Services segment's fair value was greater than its net book value and no impairment indicators existed, further impairment tests were not deemed necessary and no impairment loss was recorded.

In the third quarter of 2008, we performed an interim review on all three operating segments since market capitalization was less than book value for a sustained period and we continued to face challenging market conditions. As a result of our interim review, we recorded a goodwill impairment charge of  $988.3 million, of which  $594.2 million related to the Broadband segment and  $394.1 million related to the Transport segment, completely eliminating their goodwill balances. The Services segment did not incur an impairment of its goodwill since the fair value of the segment was determined to be greater than the carrying value.

In 2010, we reduced goodwill by  $2.0 million to reflect a tax benefit for net operating losses from the acquisition of WiChorus. As a result, total goodwill from the acquisition of WiChorus was  $82.7 million. In 2009, we recorded  $84.7 million of initial goodwill associated with the acquisition of WiChorus.

The allocation of goodwill and goodwill activity by segment follows:

	12/31/10				1/1/10
In millions	Broadband	Transport	Services	Total	Broadband	Transport	Services	Total
Beginning balance	$84.7	$—	$122.5	$207.2	$—	$—	$122.4	$122.4
Additions (reductions)	(2.0)	—	—	(2.0)	84.7	—	—	84.7
Currency translation adjustments	—	—	(0.3)	(0.3)	—	—	0.1	0.1

Ending balance	$82.7	$—	$122.2	$204.9	$84.7	$—	$122.5	$207.2

Intangible Assets

We amortize intangible assets with finite lives on a straight-line basis over their estimated useful lives. Trade names/trademarks are amortized over 4 to 12 months; customer relationships/backlog over 6 months to 9 years; non-compete agreements from 1.5 to 3 years; developed technology over 2 to 7.5 years; and leasehold estates over 4 to 10 years.

During 2010, we acquired intangible assets related to the addition of a research and development team in Vancouver, British Columbia, Canada that offers a unique talent pool to accelerate delivery of differentiated solutions to customers. As a result, we added  $0.4 million related to developed technology amortized over 5 years. During 2009, we acquired intangible assets related to the purchase of WiChorus. Additions included  $66.0 million related to developed technology amortized up to 7.5 years;  $4.3 million for customer relationships amortized over 8 years;  $0.2 million for trade names amortized over 1 year;  $13.1 million for non-compete agreements amortized over 1.5 to 3 years and  $20.0 million related to IPR&D. We expect the IPR&D to be technologically feasible in 2012 with an estimated useful life of approximately 5 years.

Intangible assets with finite lives are reviewed for impairment when events or circumstances indicate their carrying amount may not be recoverable. No impairment was recorded in 2010 or 2009.

Intangible assets with indefinite lives, which include IPR&D, are reviewed for impairment annually unless potential interim indicators exist that could result in impairment.

We review the estimated useful lives of intangible assets to determine if events or circumstances warrant a change in the remaining useful life of an asset.

The gross carrying amount and accumulated amortization of intangible assets subject to amortization are as follows:

In millions	12/31/10			1/1/10
	Gross Assets[1]	Accumulated Amortization[1]	Net	Gross Assets	Accumulated Amortization	Net
Developed technology	$215.6	$(161.4)	$54.2	$215.2	$(144.1)	$71.1
Customer relationships/backlog	35.2	(18.6)	16.6	38.5	(17.6)	20.9
Trade names/trademarks	0.2	(0.2)	—	2.2	(2.0)	0.2
Leasehold estates	(3.2)	2.0	(1.2)	(2.9)	1.3	(1.6)
Non-compete arrangements	13.1	(6.0)	7.1	13.1	(0.5)	12.6
IPR&D	20.0	—	20.0	20.0	—	20.0

Total	$280.9	$(184.2)	$96.7	$286.1	$(162.9)	$123.2

[1] The decrease in gross assets and accumulated amortization for certain assets in 2010 from 2009 was attributable to the removal of fully amortized and utilized assets.

The estimated amortization expense of intangible assets subject to amortization for each of the next five years follows:

In millions
2011	$20.1
2012	$17.6
2013	$15.3
2014	$10.8
2015	$5.3
Thereafter	$7.6

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value Measurements

6. Fair Value Measurements

Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, marketable securities and derivatives. The carrying value of the cash and cash equivalents, accounts receivable and accounts payable are reasonable estimates of their fair value because of their short-term nature. We determine the fair value of marketable securities and derivatives based on observable inputs such as quoted prices in active markets, or other than quoted prices in active markets, that are observable either directly or indirectly.

Fair value is measured as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, a three-tier fair value hierarchy has been established, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 – Observable inputs, such as quoted prices in active markets;

•	Level 2 – Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 – Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. In determining fair value for recurring financial assets and liabilities, we separate our financial instruments into three categories: marketable securities, other marketable securities and loan related to other marketable securities, and derivative financial instruments. These assets and liabilities are all valued based on the market approach that uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

Marketable Securities

We use a third-party provider to determine fair values of marketable securities. The third-party provider receives market prices for each marketable security from a variety of industry standard data providers, security master files from large financial institutions and other third-party sources with reasonable levels of price transparency. The third-party provider uses these multiple prices as inputs into a pricing model to determine a weighted average price for each security. We classify U.S. Treasury bills and bonds as Level 1 based upon quoted prices in active markets. All other marketable securities are classified as Level 2 based upon the other than quoted prices with observable market data. The type of instruments valued based upon the observable market data include U.S. government sponsored enterprise (agency) debt obligations, Federal Deposit Insurance Corporation (FDIC)-backed corporate debt obligations, investment grade corporate bonds, state and municipal debt obligations, mortgaged backed debt obligations guaranteed by the Government National Mortgage Association (GNMA), certain FDIC-backed bank certificates of deposit, foreign government debt obligations and foreign corporate debt obligations guaranteed by foreign governments.

Other Marketable Securities and Loan Related to Other Marketable Securities

We classify holdings in other marketable securities (Cisco common stock) and the related loan as Level 1 in the fair value hierarchy. We classify these as Level 1 since they are actively traded through a governed exchange.

Derivative Financial Instruments

Our foreign currency forward contracts are executed as exchange-traded. Market participants can be described as large money center or regional banks. Exchange-traded derivatives typically fall within Level 1 or Level 2 in the fair value hierarchy depending on whether they are deemed to be actively traded or not.

We have elected to value derivatives as Level 2, using observable market data at the measurement date and standard valuation techniques to convert future amounts to a single present amount (discounted). Mid-market pricing is used as a practical expedient for fair value measurements. Key inputs for currency derivatives are the spot rate, interest rates and credit derivative markets. The spot rate for each currency is the same spot rate used for all balance sheet translations at the measurement date. The following values are calculated from commonly quoted intervals available from a third-party financial information provider. Forward points and LIBOR rates are used to calculate a discount rate to apply to assets and liabilities. One-year credit default swap spreads are used to discount derivative assets, all of which have final maturities of less than 12 months. We calculate the discount to the derivative liabilities to reflect the potential credit risk to lenders and have used the spread over LIBOR based on the credit risk of our counterparties. Each asset is individually discounted to reflect our potential credit risk and we have used the spread over LIBOR based on similar credit risk. We do not adjust the fair value for immaterial credit risk.

We have applied a valuation method for financial assets and liabilities and recurring non-financial assets consistently during this period and prior periods. The following table sets forth by level within the fair value hierarchy "Financial instruments owned at fair value." Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

Assets and liabilities measured at fair value on a recurring basis are:

	Fair Value Measurements at December 31, 2010
In millions	Balance at 12/31/10	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments in marketable securities
U.S. government debt obligations	$258.4	$258.4	$—	$—
Corporate debt obligations guaranteed by FDIC	102.6	—	102.6	—
Corporate debt obligations	95.9	—	95.9	—
Mortgaged backed debt obligations guaranteed by GNMA	175.1	—	175.1	—
Certificates of deposit guaranteed by FDIC	3.3	—	3.3	—
Foreign government debt obligations	202.1	—	202.1	—
Foreign corporate debt obligations guaranteed by foreign governments	88.3	—	88.3	—

Subtotal	925.7	258.4	667.3	—
Other marketable securities	213.6	213.6	—	—
Derivative financial instruments	0.2	—	0.2	—

Total assets	$1,139.5	$472.0	$667.5	$—

Liabilities
Loan related to other marketable securities	$213.6	$213.6	$—	$—
Derivative financial instruments	1.0	—	1.0	—

Total liabilities	$214.6	$213.6	$1.0	$—

	Fair Value Measurements at January 1, 2010
In millions	Balance at 1/1/10	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments in marketable securities
U.S. government debt obligations	$223.9	$223.9	$—	$—
U.S. government-sponsored enterprise (agency) debt obligations	32.6	—	32.6	—
Municipal tax-exempt debt obligations	47.3	—	47.3	—
Corporate debt obligations guaranteed by FDIC	163.7	—	163.7	—
Corporate debt obligations	41.4	—	41.4	—
Mortgaged backed debt obligations guaranteed by GNMA	129.8	—	129.8	—
Certificates of deposit guaranteed by FDIC	8.6	—	8.6	—
Foreign government debt obligations	267.0	—	267.0	—
Foreign corporate debt obligations guaranteed by foreign governments	36.5	—	36.5	—

Subtotal	950.8	223.9	726.9	—
Other marketable securities	252.8	252.8	—	—
Derivative financial instruments	1.3	—	1.3	—

Total assets	$1,204.9	$476.7	$728.2	$—

Liabilities
Loan related to other marketable securities	$252.8	$252.8	$—	$—
Derivative financial instruments	1.9	—	1.9	—

Total liabilities	$254.7	$252.8	$1.9	$—

Investments	12 Months Ended
Dec. 31, 2010
Investments
Investments

7. Investments

We account for investments in marketable securities at fair value, with the unrealized gain or loss, less deferred income taxes, shown as a separate component of stockholders' equity. We base realized gains and losses on specific identification of the security sold. At December 31, 2010, and January 1, 2010, available-for-sale marketable securities consisted of the following:

In millions	Amortized Cost	Unrealized Gain	Unrealized Loss	Fair Value
December 31, 2010
U.S. government debt obligations	$259.0	$0.1	$(0.7)	$258.4
Corporate debt obligations guaranteed by FDIC	102.3	0.3	—	102.6
Corporate debt obligations	95.6	0.5	(0.2)	95.9
Mortgaged backed debt obligations guaranteed by GNMA	175.5	0.8	(1.2)	175.1
Certificates of deposit guaranteed by FDIC	3.3	—	—	3.3
Foreign government debt obligations	201.4	1.6	(0.9)	202.1
Foreign corporate debt obligations guaranteed by foreign governments	87.8	0.6	(0.1)	88.3

Total	$924.9	$3.9	$(3.1)	$925.7

In millions	Amortized Cost	Unrealized Gain	Unrealized Loss	Fair Value
January 1, 2010
U.S. government debt obligations	$223.6	$0.5	$(0.2)	$223.9
U.S. government-sponsored enterprise (agency) debt obligations	32.3	0.3	—	32.6
Municipal tax-exempt debt obligations	46.9	0.4	—	47.3
Corporate debt obligations guaranteed by FDIC	162.2	1.6	(0.1)	163.7
Corporate debt obligations	40.9	0.5	—	41.4
Mortgaged backed debt obligations guaranteed by GNMA	128.8	1.5	(0.5)	129.8
Certificates of deposit guaranteed by FDIC	8.6	—	—	8.6
Foreign government debt obligations	264.7	2.7	(0.4)	267.0
Foreign corporate debt obligations guaranteed by foreign governments	35.9	0.6	—	36.5

Total	$943.9	$8.1	$(1.2)	$950.8

Of the available-for sale debt obligations at December 31, 2010,  $134.3 million have contractual maturities of less than 12 months,  $616.3 million have contractual maturities of greater than one year up to five years and  $175.1 million have contractual maturities greater than five years.

Gross unrealized gains and losses related to fixed-income securities were caused by interest rate fluctuations. We review investments held with unrealized losses to determine if the loss is other-than-temporary. We evaluated near-term prospects of the security in relation to the severity and duration of the unrealized loss. We also assessed our intent to sell the security, whether it is more likely than not that the security will be required to be sold before recovery, or the security is not expected to recover its entire amortized cost basis. Based on our review, we do not intend to sell these securities and believe that they will recover their entire amortized cost basis; therefore, we do not consider these investments to be other-than-temporarily impaired at December 31, 2010. No other-than-temporary impairments were recorded in 2010 and 2009. We recognized other-than-temporary impairments of  $0.8 million for the year ended January 2, 2009.

Investments in marketable securities with unrealized losses at December 31, 2010, and January 1, 2010, were as follows:

	Unrealized Loss Less than 12 months		Unrealized Loss Greater than 12 months		Total
In millions	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
December 31, 2010
U.S. government debt obligations	$218.6	$(0.7)	$—	$—	$218.6	$(0.7)
Corporate debt obligations	47.5	(0.2)	—	—	47.5	(0.2)
Mortgaged backed debt obligations guaranteed by GNMA	115.7	(1.2)	—	—	115.7	(1.2)
Foreign government debt obligations	92.9	(0.9)	—	—	92.9	(0.9)
Foreign government debt obligations guaranteed by foreign governments	32.6	(0.1)	—	—	32.6	(0.1)

Total	$507.3	$(3.1)	$—	$—	$507.3	$(3.1)

January 1, 2010
U.S. government debt obligations	$48.6	$(0.2)	$—	$—	$48.6	$(0.2)
Corporate debt obligations guaranteed by FDIC	15.9	(0.1)	—	—	15.9	(0.1)
Mortgaged backed debt obligations guaranteed by GNMA	39.9	(0.5)	—	—	39.9	(0.5)
Foreign government debt obligations	94.8	(0.4)	—	—	94.8	(0.4)

Total	$199.2	$(1.2)	$—	$—	$199.2	$(1.2)

The following table presents gross realized gains and losses related to fixed income investments:

In millions	2010	2009	2008
Gross realized gains	$14.9	$6.0	$19.3
Gross realized losses[1]	(2.7)	(1.3)	(22.9)

Total	$12.2	$4.7	$(3.6)

[1] Includes other-than-temporary impairments of  $0.8 million for the year ended January 2, 2009.

As a result of the acquisition of Advanced Fibre Communications, Inc. (AFC) in 2004, we acquired 10.6 million shares of Cisco common stock, shown as Other marketable securities in Current Assets. AFC owned this stock as a result of its investment in privately held Cerent Corporation, which was acquired by Cisco in 1999. In 2000, AFC entered into two three-year hedge contracts, pledging all of the Cisco stock to secure the obligations under the contracts. When the hedge contracts matured in 2003, AFC entered into stock loan agreements with a lender, borrowing 10.6 million shares of Cisco stock to settle the hedge contracts on the Cisco stock. The aggregate amount of the fair values of those stock loans is reflected as a current liability on our balance sheets as of December 31, 2010, and January 1, 2010. The values of both the asset and liability move in tandem with each other since each is based on the number of shares we hold at the current stock price. Other marketable securities and Loan related to other marketable securities was  $213.6 million at a market price of  $20.23 per share at December 31, 2010, and  $252.8 million at a market price of  $23.94 per share at January 1, 2010. The fees associated with the stock loan agreement were  $1.5 million in 2010 and 2009 and  $1.7 million in 2008.

In addition to the above investments, we maintain investments in partnerships and start-up technology companies. We record these investments in Other Assets, at cost. These investments totaled  $6.3 million at December 31, 2010, and  $7.2 million at January 1, 2010. We review each investment quarterly, including historical and projected financial performance, expected cash needs and recent funding events. We recognize other-than-temporary impairments if the market value of the investment is below its cost basis for an extended period of time or if the issuer has experienced significant financial declines or difficulties in raising capital to continue operations. Other-than-temporary impairments were  $3.8 million for the year ended December 31, 2010,  $0.4 million for the year ended January 1, 2010, and  $9.9 million for the year ended January 2, 2009. Other-than-temporary impairments are included in Other income (expense), net in the Consolidated Statements of Operations.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments
Derivative Financial Instruments

8. Derivative Financial Instruments

Financial Contracts and Market Risk

We conduct business on a global basis in U.S. and foreign currencies subjecting us to risks associated with fluctuating foreign exchange rates. To mitigate these risks, we use derivative foreign exchange contracts to address nonfunctional exposures that are expected to be settled in one year or less. The derivative foreign exchange contracts consist of foreign currency forward and option contracts.

Derivative financial contracts involve elements of market and credit risk. The market risk that results from these contracts relates to changes in foreign currency exchange rates, which generally are offset by changes in the value of the underlying assets or liabilities being held. Credit risk relates to the risk of nonperformance by a counterparty to one of our derivative contracts. We do not believe there is a significant credit risk associated with our hedging activities. We monitor the counterparties' credit ratings and other market data to minimize credit risk. In addition, we also limit the aggregate contract amount entered into with any one financial institution to mitigate credit risk.

Cash Flow Hedges

We use foreign currency forward and option contracts, designated as cash flow hedges, to mitigate currency risk related to an imbalance of nonfunctional currency denominated costs and related revenue. We conduct monthly effectiveness tests of these hedging relationships on a spot-to-spot basis, excluding forward points. Effective gains and losses from derivative contracts are recorded in Accumulated other comprehensive income until the underlying transactions occur, at which time they are reclassified to Total cost of revenue. Ineffectiveness is recorded to Other income (expense), net. If it becomes probable that an anticipated transaction that is hedged will not occur, we immediately reclassify the gains or losses related to that hedge from Accumulated other comprehensive income to Other income (expense), net. At December 31, 2010, we did not have any cash flow hedges outstanding. We continue to monitor the Company's overall currency exposure and may elect to add additional cash flow hedges in the future if deemed necessary.

Balance Sheet Hedges (Non-designated Hedges)

Short-term monetary assets and liabilities denominated in currencies other than the functional currency of the Tellabs entity entering into the transaction are remeasured through income as foreign currency rates fluctuate. Changes in the value of derivative contracts intended to offset these fluctuations are also recorded in income. These derivative contracts are not designated as hedges. At December 31, 2010, we held non-designated foreign currency forward contracts in eleven currencies, with a gross notional equivalent of  $120.8 million.

Net Investment Hedges

We entered into three-month foreign currency forward contracts, designated as net investment hedges, to hedge a portion of our net investment in one of our foreign subsidiaries to preserve the U.S. dollar value of our Euro cash. Effective changes in the fair value of these contracts due to exchange rate fluctuations are recorded within Accumulated other comprehensive income. Those amounts will be reflected in income only when we dispose of the investment in the foreign subsidiary. We conduct monthly effectiveness tests of net investment hedges on a spot-to-spot basis, excluding forward points, and any measurement of ineffectiveness is recorded in income. As of December 31, 2010, we had a net unrealized gain of  $16.8 million in Accumulated other comprehensive income, which includes a net gain of  $17.6 million related to settled contracts and a net loss of  $0.8 million related to unsettled contracts. We held net investment hedges with a notional value of 65 million Euros at the end of 2010.

The fair value of derivative instruments in the Consolidated Balance Sheet as of December 31, 2010, was as follows:

In millions	Asset Derivatives Reported in Miscellaneous Receivables and Other Current Assets	Liability Derivatives Reported in Other Accrued Liabilities
Cash flow and net investment hedges	$—	$(0.8)
Balance sheet hedges (Non-designated hedges)	0.2	(0.2)

Total derivatives	$0.2	$(1.0)

The fair value of derivative instruments in the Consolidated Balance Sheet as of January 1, 2010, was as follows:

In millions	Asset Derivatives Reported in Miscellaneous Receivables and Other Current Assets	Liability Derivatives Reported in Other Accrued Liabilities
Cash flow and net investment hedges	$0.9	$(1.6)
Balance sheet hedges (Non-designated hedges)	0.4	(0.3)

Total derivatives	$1.3	$(1.9)

The effect of derivative instruments designated as hedging instruments on the Consolidated Statements of Operations for the years ended December 31, 2010, January 1, 2010, and January 2, 2009, was as follows:

In millions	Gain (Loss) Recognized in Accumulated OCI, net (Effective Portion)
	2010	2009	2008
Cash flow hedges	$1.8	$(3.0)	$2.7
Net investment hedges	$6.5	$2.9	$10.3

In millions	Gain (Loss) Reclassified from Accumulated OCI into Total Cost of Revenue (Effective Portion)
	2010	2009	2008
Cash flow hedges	$0.6	$1.9	$(1.0)

In millions	Loss Recognized in Other Income (Expense), net: Excluded from Effectiveness Testing Gain (Loss)
	2010	2009	2008
Cash flow hedges	$—	$(0.3)	$(0.5)
Net investment hedges	$—	$(0.5)	$(0.6)

The effect of derivative instruments not designated as hedging instruments on the Consolidated Statements of Operations for the years ended December 31, 2010, January 1, 2010, and January 2, 2009, was as follows:

In millions	Loss Recognized in Other Income (Expense), net[1]
	2010	2009	2008
Foreign currency forward and option contracts	$(8.7)	$(3.2)	$(2.4)

[1] The gain or loss from changes in the fair value of the derivative contracts is primarily offset by gains or losses of the underlying transactions being hedged.

Product Warranties	12 Months Ended
Dec. 31, 2010
Product Warranties
Product Warranties

9. Product Warranties

We provide warranties for all of our products. The specific terms and conditions of those warranties vary depending on the product. We provide a basic limited warranty, including parts and labor, for all products, except access products, for periods ranging from 90 days to 5 years. The basic limited warranty for access products covers parts and labor for periods ranging from 2 to 6 years.

The estimate of warranty liability involves many factors, including the number of units shipped, historical and anticipated rates of warranty claims, and cost per claim. We periodically assess the adequacy of the recorded warranty liability and adjust the amounts as necessary. The decline in accruals for product warranties during 2010 represents a lower cost per unit of repair, lower anticipated rates of warranty claims and lower out of the ordinary warranty claims. The decline in accruals for product warranties during 2009 represents a lower number of units shipped and lower anticipated rates of warranty claims. Other adjustments to accruals for product warranties represent reductions due to favorable experience to previous estimates.

We classify the portion of warranty liability that we expect to incur in the next 12 months as a current liability. We classify the portion of warranty liability that we expect to incur more than 12 months in the future as a long-term liability.

Product warranty liabilities are as follows:

In millions	12/31/10	1/1/10	1/2/09
Balance – beginning of year	$31.4	$39.3	$49.1
Accruals for product warranties	6.1	12.1	12.8
Settlements	(4.6)	(7.6)	(13.0)
Other adjustments to accruals for product warranties	(13.5)	(12.4)	(9.6)

Balance – end of year	$19.4	$31.4	$39.3

Balance sheet classification at end of year
Other accrued liabilities	$7.5	$13.7	$19.1
Other long-term liabilities	11.9	17.7	20.2

Total product warranty liabilities	$19.4	$31.4	$39.3

Equity-Based Compensation	12 Months Ended
Dec. 31, 2010
Equity-Based Compensation
Equity-Based Compensation

10. Equity-Based Compensation

The Tellabs, Inc. Amended and Restated 2004 Incentive Compensation Plan (2004 Plan) provides for the grant of short-term and long-term incentives, including stock options, stock appreciation rights (SARs), restricted stock and performance stock units (PSUs). Equity-based grants vest over one to four years, with the majority vesting over a three year period. We recognize compensation expense for stock options and restricted stock on a straight-line basis over the service period based on the fair value on the grant date. Stock options and SARs granted but unexercised expire 10 years from the grant date. Stockholders previously approved 53,889,977 shares for grant under the 2004 Plan, of which 23,953,591 remain available for grant at December 31, 2010.

Stock Options

We estimate the fair value of stock options using the Black-Scholes option-pricing model. This model requires the use of assumptions that will have a significant impact on the fair value estimate. The following table summarizes the assumptions used to compute the weighted average fair value of stock option grants:

	2010	2009	2008
Expected volatility	42.0%	47.2%	46.3%
Risk-free interest rate	2.1%	2.0%	3.0%
Expected term (in years)	5.3	4.5	4.5
Expected dividend yield	1.0%	0.0%	0.0%

We based our calculation of expected volatility on a combination of historical and implied volatility for options granted. We based the risk-free interest rate on the U.S. Treasury yield curve in effect at the date of grant. We estimated the expected term of the options using their vesting period, post-vesting employment termination behavior and historical exercise patterns. We based the expected dividend yield on the option's exercise price and annualized dividend rate at the date of grant.

The following is a summary of stock option activity during 2010, and status at December 31, 2010:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding— beginning of year	30,690,567	$14.81
Granted	2,004,880	$8.05
Exercised	(1,524,325)	$5.24
Forfeited/expired	(4,319,158)	$37.62

Outstanding—end of year	26,851,964	$11.18	3.8	$10.8

Exercisable—end of year	23,063,678	$11.95	3.0	$7.0
Shares expected to vest	26,617,575	$11.21	3.8	$10.7

The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on our closing stock price as of December 31, 2010, that the option holders would have received had all holders exercised their options as of that date. The aggregate intrinsic value of exercised stock options was  $4.5 million in 2010,  $0.3 million in 2009 and  $0.9 million in 2008.

The weighted average fair value of stock options granted was  $2.97 in 2010,  $2.12 in 2009 and  $2.20 in 2008.

Cash-Settled Stock Appreciation Rights

The 2004 Plan provides for the granting of cash-settled SARs in conjunction with, or independent of, the stock options under the 2004 Plan. These SARs allow the holder to receive in cash the difference between the cash-settled SARs' grant price (the market value of our stock on the grant date) and the market value of our stock on the date the holder exercises the SAR. These cash payments were negligible in 2010, 2009 and 2008. The following is a summary of cash-settled SARs activity in 2010:

	Shares	Weighted Average Exercise Price
Outstanding—beginning of year	340,489	$7.92
Granted	150,875	$7.09
Vested	(10,756)	$5.13
Forfeited/expired	(35,375)	$7.66

Outstanding—end of year	445,233	$7.73

Restricted Stock

The fair market value of restricted stock vested was  $16.9 million in 2010,  $9.5 million in 2009 and  $7.1 million in 2008. The weighted average grant date fair value of restricted stock was  $8.68 per share in 2010,  $5.28 per share in 2009 and  $5.46 per share in 2008. Restricted stock activity for 2010 follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested—beginning of year	4,556,970	$5.67
Granted	3,052,356	$8.68
Vested	(2,066,790)	$6.06
Forfeited	(170,119)	$6.65

Non-vested—end of year	5,372,417	$7.19

Performance Stock Units

The 2004 Plan provides for the granting of PSUs. We granted 1,145,723 PSUs in 2010, 959,100 PSUs in 2009 and 777,000 PSUs in 2008. The PSUs granted in 2010 entitle the recipients to receive shares of our common stock commencing in March 2011, contingent on the achievement of operating earnings targets and strategic goals or on the achievement of revenue targets and strategic goals for the 2010 fiscal year. Following achievement of these measures and subject to continued employment, one-third of such shares will be issued in annual installments in March 2011, March 2012 and March 2013. At maximum target performance, we will issue two shares for each PSU granted. The weighted average price of PSUs granted in 2010 was  $7.72 per share. The number of PSUs to be issued in the first quarter of fiscal 2011 for the 2010 fiscal year is anticipated to be 1.25 shares for each PSU granted, subject to continued employment.

The PSUs granted in 2009 entitle the recipients to receive shares of our common stock commencing in March 2010, contingent on the achievement of operating earnings targets for the 2009 fiscal year. Based on 2009 operating earnings of  $154 million (excluding the impact of our acquisition of WiChorus, Inc.), 165% of the PSUs were earned and 1.65 shares for each PSU (596,506 additional shares) granted will be paid out, subject to continued employment. We issued one-third of the total shares (504,734 shares) in the first quarter of 2010 and generally, one-third of such shares will be issued in annual installments in March 2011 and March 2012. The weighted average price of PSUs granted in 2009 was  $3.75 per share.

The PSUs granted in 2008 would have entitled the recipients to receive shares of our common stock commencing in March 2009, contingent on the achievement of company operating earnings and revenue-based targets for the 2008 fiscal year. None of the 2008 grants were earned, since 2008 performance fell below threshold performance. The weighted average price of PSUs granted in 2008 was  $5.40 per share.

PSU activity for 2010 follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested—beginning of year	917,700	$3.75
Granted[1]	1,742,229	$6.36
Vested	(504,734)	$3.75
Forfeited	(27,877)	$6.44

Non-vested—end of year	2,127,318	$5.86

[1] This includes the additional 596,506 shares from the 2009 grant that were earned based on 2009 operating earnings.

Equity-Based Compensation Expense

The following table sets forth the total equity-based compensation expense resulting from stock options, SARs, restricted stock, and PSUs by line item on the income statement:

In millions	2010	2009	2008
Cost of revenue—products	$2.0	$1.7	$2.3
Cost of revenue—services	2.3	2.2	3.3
Research and development	8.4	6.0	8.9
Sales and marketing	5.2	4.2	5.2
General and administrative	9.1	6.6	6.7

Equity-based compensation expense before income taxes	27.0	20.7	26.4
Income tax benefit	(8.6)	(0.5)	(5.7)

Total equity-based compensation expense after income taxes	$18.4	$20.2	$20.7

The following table sets forth the total equity-based compensation expense by type:

In millions	2010	2009	2008
Stock options	$5.1	$5.4	$11.0
Cash settled SARS	0.2	0.1	—
Restricted stock	17.0	12.5	15.3
Performance stock units	4.7	2.7	0.1

Total	$27.0	$20.7	$26.4

As of December 31, 2010, we had  $37.6 million of unrecognized equity-based compensation cost that we expect to recognize over a weighted average period of 2.0 years.

Employee Benefit and Retirement Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit and Retirement Plans
Employee Benefit and Retirement Plans

11. Employee Benefit and Retirement Plans

401(k) Plans

Our U.S.-based employees may participate in the Tellabs 401(k) Plan. Upon meeting eligibility requirements, we match (dollar-for-dollar) up to the first 4% of the employee's contribution. Both employee and employer contributions are vested immediately. The plan provides for a discretionary Company contribution, which is subject to Board of Directors approval and is funded entirely by the company. The amount of the contribution, if approved, is based on a percent of pay for a specific period. All 401(k) eligible employees actively employed on the last business day of the declared period are immediately eligible to receive this fully vested contribution. The investment of these funds follows the participants' elections on file for the program. The Board of Directors approved a 2% contribution in 2010, 2009 and 2008. We maintain similar plans for the benefit of eligible employees at most subsidiaries outside North America.

Contributions to these programs were  $27.5 million in 2010,  $26.5 million in 2009 and  $25.6 million in 2008.

Deferred Income Plan

We provide a Deferred Income Plan that permits certain officers and management employees to defer portions of their compensation. As of December 31, 2010, the  $20.7 million long-term portion of the deferred income obligation is included in Other Long-Term Liabilities and the  $2.0 million current portion is included in Other accrued liabilities. Adjustments to reflect changes in the fair value of the amount owed to the employee are made to the applicable liability account with a corresponding charge (or credit) to compensation expense.

Retiree Medical Plan

We maintain a defined-benefit Retiree Medical Plan. Under the plan, we provide qualified retirees with a subsidy to offset their insurance premiums and allow the retirees to participate in the Company-sponsored health-care plan. We made no contributions in 2010 or 2009. We currently do not anticipate making a contribution to the plan in 2011, as it is adequately funded.

The following table summarizes benefit obligations, plan assets and funded status of the Retiree Medical Plan:

In millions	12/31/10	1/1/10
Change in benefit obligation
Accumulated postretirement benefit obligation – beginning of year	$10.1	$9.1
Service cost	0.7	0.6
Interest cost	0.5	0.6
Actuarial gain	(0.8)	—
Benefits paid	(0.2)	(0.2)

Accumulated postretirement benefit obligation – end of year	$10.3	$10.1

Change in plan assets
Assets at fair value – beginning of year	$9.5	$8.8
Return on plan assets	0.8	1.0
Benefits paid	(0.2)	(0.3)

Assets at fair value – end of year	$10.1	$9.5

Funded status	$(0.2)	$(0.6)

         Our investment strategy for the plan's assets focuses on asset allocation and diversification. As a result, the assets are diversified across asset classes to achieve a conservative risk profile approximating the risk of a fixed income portfolio. The plan's assets were 47% invested in a guaranteed income fund, 28% invested in equity securities and 25% invested in fixed income securities at December 31, 2010. The plan's assets were 62% invested in a guaranteed income fund, 21% invested in equity securities and 17% invested in fixed income securities at January 1, 2010. The actuarial gain in 2010 was caused primarily by demographic changes.

We use the three-tier fair value hierarchy to measure the fair value of these investments. We classify the guaranteed fund as a Level 2 asset because the fund's value is based on the contract value as determined by the custodian. The other assets are classified as Level 1 because they are invested in highly liquid, publicly traded securities which are valued daily using quoted prices in active markets.

The following table presents by level, within the fair value hierarchy, the value of assets of the Retiree Medical Plan at December 31, 2010 and January 1, 2010:

	Fair Value Measurements at December 31, 2010
In millions	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance
Equity securities	$2.8	$—	$—	$2.8
Fixed income securities	2.5	—	—	2.5
Guaranteed income fund	—	4.8	—	4.8

Total assets	$5.3	$4.8	$—	$10.1

	Fair Value Measurements at January 1, 2010
In millions	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance
Equity securities	$2.0	$—	$—	$2.0
Fixed income securities	1.6	—	—	1.6
Guaranteed income fund	—	5.9	—	5.9

Total assets	$3.6	$5.9	$—	$9.5

The following table summarizes components of net periodic benefit cost of the Retiree Medical Plan:

In millions	2010	2009	2008
Components of net periodic postretirement benefit cost
Service cost	$0.7	$0.6	$0.9
Interest cost	0.5	0.6	0.6
Expected return on assets	(0.6)	(0.6)	(0.6)
Amortization of actuarial gain	(0.3)	(0.3)	(0.2)
Amortization of unrecognized prior service cost	0.1	0.1	0.1

Net periodic postretirement benefit cost	$0.4	$0.4	$0.8
Curtailment	—	—	(0.6)

Total cost for the year	$0.4	$0.4	$0.2

The curtailment of  $0.6 million in 2008 was primarily due to the reduction of employees during 2008. We amortize the prior service cost using a straight-line method over the average remaining years of service to full eligibility for benefits of the active Retiree Medical Plan participants. We expect to amortize  $0.1 million of unrecognized prior service cost and  $0.2 million of actuarial gain in 2011.

The following table summarizes the weighted average assumptions used to determine benefit costs and benefit obligations:

	2010	2009	2008
Discount rate used to determine benefit costs	6.00%	6.75%	6.75%
Discount rate used to determine benefit obligation	5.75%	6.00%	6.75%
Expected long-term rate of return on assets	6.50%	6.50%	7.00%

There is no trend rate assumption required for this plan because all liabilities are related to a fixed-dollar subsidy and are not related to medical claims. Therefore, any change in future medical inflation trends or assumptions will not affect the liabilities of this plan.

The discount rates used to determine benefit costs and benefit obligations were based on hypothetical zero coupon corporate bond yield curves that replicate the cash flows of the plan. The discount rate used decreased in 2010 and 2009 due to the decrease in the hypothetical zero coupon corporate bond yield curve.

We study historical markets and preserve long-term historical relationships between equities and fixed-income securities consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. We evaluate current market factors, such as inflation and interest rates, before determining long-term capital market assumptions. The long-term portfolio return is established via a building-block approach with proper consideration of diversification and rebalancing. We review peer data and historical returns to check for reasonableness and appropriateness.

The following table presents estimated future benefit payments for the Retiree Medical Plan as of December 31, 2010:

In millions
2011	$0.3
2012	$0.3
2013	$0.3
2014	$0.4
2015	$0.4
2016–2020	$3.3

There is  $0.3 million of unrecognized prior service cost, net of tax, and  $3.7 million of unrecognized net gain, net of tax, in Accumulated other comprehensive income at December 31, 2010.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

12. Income Taxes

Components of earnings (loss) before income taxes are as follows:

In millions	2010	2009	2008
Domestic source	$134.9	$4.1	$(1,042.6)
Foreign source	56.6	109.1	90.1

Earnings (loss) before income tax	$191.5	$113.2	$(952.5)

The provision for income tax (expense) benefit consists of the following:

In millions	2010	2009	2008
Current
Federal	$(3.4)	$10.5	$25.7
State	(2.9)	(1.8)	(0.1)
Foreign	(13.1)	(17.0)	(33.6)

Subtotal	(19.4)	(8.3)	(8.0)

Deferred
Federal and state	(10.2)	24.9	17.4
Foreign	(6.3)	(16.2)	13.0

Subtotal	(16.5)	8.7	30.4

Total income tax (expense) benefit	$(35.9)	$0.4	$22.4

Deferred tax assets (liabilities) for 2010 and 2009 consist of the following:

In millions	12/31/10	1/1/10
Deferred tax assets
Net operating loss and tax credit carryforwards	$128.2	$156.3
Deferred employee benefit expenses	36.5	30.0
Amortizable intangibles	32.4	34.3
Inventory reserves	24.6	25.5
Accrued liabilities	22.4	29.0
Deferred compensation plan	12.9	12.5
Restructuring accruals	3.5	5.8
Deferred revenue and advance payments	2.2	1.4
Fixed assets and depreciation	1.2	8.6
Other	12.8	9.3

Deferred tax assets	$276.7	$312.7

Deferred tax liabilities
Unrealized gain on marketable securities	$(195.3)	$(197.5)
Other	(8.1)	(6.4)

Deferred tax liabilities	$(203.4)	$(203.9)
Valuation allowance	$(71.7)	$(93.8)

Net deferred tax assets	$1.6	$15.0

The net deferred income tax asset decreased from  $15.0 million at January 1, 2010, to  $1.6 million at December 31, 2010. The  $13.4 million change is attributable to a reduction in U.S. valuation allowance as a result of current year activity, the utilization of net operating losses and credits, partially offset by an increase in foreign valuation allowance attributable to foreign operations during the year. The deferred tax liability includes  $195.2 million representing taxes that will be due on certain hedge contract gains upon termination of our Loan related to other marketable securities.

A reconciliation of the reported effective income tax rates to the domestic federal income tax rate is as follows:

In percentages	2010	2009	2008
Statutory Federal income tax rate	35.0%	35.0%	35.0%
Valuation allowance on net domestic deferred tax assets	(11.6)	(31.8)	(8.7)
State income tax, net of federal benefits[1]	(4.9)	0.5	0.6
Foreign earnings taxed at different rates	1.8	0.5	1.7
Research and development credits	(1.4)	(4.8)	1.5
Nondeductible equity-based compensation expense	0.3	1.2	(0.8)
Interest related to prior year tax matters	0.3	0.5	(0.3)
Tax exempt interest	(0.1)	(0.3)	0.2
Goodwill impairment	—	—	(29.5)
Loss on investment in subsidiary	—	—	2.9
Other, net	(0.6)	(1.1)	(0.2)

Effective income tax rate	18.8%	(0.3)%	2.4%

[1] In 2010, state income tax, net of federal benefits, reflects a benefit of  $9.4 million, including interest, related to the reversal of reserves no longer required due to a lapse in the statute of limitations.

Deferred Tax Valuation Allowance

A valuation allowance is established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. During the year ended December 31, 2010, earnings from domestic operations enabled the company to utilize significant U.S. deferred tax assets related to net operating loss and tax credit carryforwards such that a valuation allowance on net U.S. deferred tax assets is no longer required. We continue to maintain a valuation allowance against deferred tax assets related to tax benefits from U.S. capital loss carryforwards and certain state as well as non-U.S. net operating losses and tax credit carryforwards. Until an appropriate level of profitability is attained, we expect to maintain a valuation allowance on our net state and certain non-U.S. deferred tax assets.

During 2010, our valuation allowance decreased by  $22.1 million. Our domestic valuation allowance reflects a reduction in deferred tax assets of  $22.3 million as a result of current year activity and the use of net operating loss and credit carryforwards. The valuation allowance against our foreign deferred tax assets increased by  $0.2 million as the result of an increase in foreign net operating losses and the reduction in projected future profits in certain foreign subsidiaries.

Summary of Carryforwards

We had the following tax net operating loss (tax effected) and credit carryforwards as of December 31, 2010:

		Years of Expiration
In millions	12/31/10	Beginning	Ending
U.S. net operating loss and credit carryforwards	$71.4	2016	2030
U.S. capital loss carryforwards	7.0	2012	2013
State net operating loss and credit carryforwards	18.0	2011	2029
State credit carryforwards	11.5	no expiration
Foreign net operating loss and credit carryforwards	15.6	2012	2030
Foreign net operating loss carryforwards	4.7	no expiration

Total	$128.2

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In millions	12/31/10	1/1/10
Balance – beginning of year	$26.4	$28.6
Additions based on tax positions related to the current year	2.4	2.7
(Reductions)/additions for tax positions of prior years	(0.4)	0.6
Reductions for tax positions of prior years as a result of a lapse in the statute of limitations	(10.9)	(4.3)
Reductions for tax positions of prior years relating to settlements with taxing authorities	(0.3)	(1.2)

Balance – end of year	$17.2	$26.4

         The ending balance at December 31, 2010, includes an accrual of  $13.5 million of unrecognized tax benefits that, if recognized, would affect the effective tax rate. We continue to recognize interest and penalties related to income tax matters as part of income tax expense. Our tax provision included  $0.6 million of interest and penalties for 2010, and  $1.8 million for 2009. The balance of interest and penalties accrued was  $3.0 million as of December 31, 2010, and  $8.4 million as of January 1, 2010. At December 31, 2010, the noncurrent accrual for taxes and interest was  $20.2 million.

It is reasonably possible that unrecognized benefits related to domestic income taxes will decrease by approximately  $4 million to  $5 million as a result of the settlement of audits or the expiration of the statute of limitations within the next 12 months.

It is reasonably possible that unrecognized benefits related to foreign income taxes will decrease by approximately  $1 million to  $2 million as a result of the settlement of audits or the expiration of the statute of limitations within the next 12 months.

Investment in Foreign Operations

We do not provide deferred U.S. income taxes and foreign withholding taxes on the undistributed cumulative earnings of foreign subsidiaries because we consider such earnings to be permanently reinvested in those operations. The undistributed cumulative earnings of foreign subsidiaries that are considered permanently reinvested outside the United States were  $601.7 million at December 31, 2010. Upon repatriation of these earnings, we would be subject to U.S. income tax, net of available foreign tax credits. At December 31, 2010, the estimated amount of this unrecognized deferred tax liability on permanently reinvested foreign earnings, based on current exchange rates and assuming we are able to use foreign tax credits, was  $89.7 million.

Audits

We file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. We are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities in our major jurisdictions for years before 2003. Our major jurisdictions currently include the United States, California, Illinois, Finland, Denmark and Mexico. Of our major jurisdictions, we are currently under audit by the Internal Revenue Service for the 2007 and 2008 tax periods, by the State of Illinois for the 2007 and 2008 tax periods, and by the Republic of Finland for the 2006 through 2010 tax periods. Although we have recorded tax reserves for potential adjustments to tax liabilities for prior years, we cannot provide assurance that a material adjustment to our financial statements, either positive or negative, will not result when the audits are concluded.

Accumulated Other Comprehensive Income	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income
Accumulated Other Comprehensive Income

13. Accumulated Other Comprehensive Income

Accumulated other comprehensive income has no impact on our net earnings (loss) but is reflected in our consolidated balance sheet through adjustments to stockholders' equity. Accumulated other comprehensive income derives from unrealized gains (losses) and related adjustments on available-for-sale securities, unrealized gains (losses) on cash flow and net investment hedges, foreign currency translation adjustments, unrecognized prior service costs and unrecognized net gains (losses) on our retiree medical plan.

Accumulated other comprehensive income (net of tax) for 2010, 2009 and 2008 consists of the following:

In millions	Unrealized Net Gain (Loss) on Available- for-Sale Securities	Unrealized Net Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustments	Unrecognized Prior Service Cost	Unrecognized Net Gain on Retiree Medical Plan	Accumulated Other Comprehensive Income
Balance at December 28, 2007	$2.4	$(0.4)	$129.2	$(0.7)	$1.8	$132.3

Reclassification adjustment for (gain) loss included in net loss	(2.6)	0.4	—	—	—	(2.2)
Unrealized net gain on available-for-sale securities	2.9	—	—	—	—	2.9
Net gain on cash flow hedges	—	2.9	—	—	—	2.9
Net gain on net investment hedges	—	—	10.3	—	—	10.3
Net translation loss	—	—	(23.0)	—	—	(23.0)
Unrecognized prior service cost	—	—	—	0.2	—	0.2
Unrecognized net gain on retiree medical plan	—	—	—	—	1.4	1.4

Balance at January 2, 2009	$2.7	$2.9	$116.5	$(0.5)	$3.2	$124.8

Reclassification adjustment for gain included in net earnings	(2.2)	(1.4)	(0.2)	—	—	(3.8)
Unrealized net gain on available-for-sale securities	4.2	—	—	—	—	4.2
Net loss on cash flow hedges	—	(2.9)	—	—	—	(2.9)
Net gain on net investment hedges	—	—	2.9	—	—	2.9
Net translation gain	—	—	14.5	—	—	14.5
Unrecognized prior service cost	—	—	—	0.1	—	0.1

Balance at January 1, 2010	$4.7	$(1.4)	$133.7	$(0.4)	$3.2	$139.8

Reclassification adjustment for (gain) loss included in net earnings	(3.8)	1.4	—	—	—	(2.4)
Unrealized net gain on available-for- sale securities	(0.4)	—	—	—	—	(0.4)
Net gain on net investment hedges	—	—	6.4	—	—	6.4
Net translation loss	—	—	(35.4)	—	—	(35.4)
Unrecognized prior service cost	—	—	—	0.1	—	0.1
Unrecognized net gain on retiree medical plan	—	—	—	—	0.5	0.5

Balance at December 31, 2010	$0.5	$—	$104.7	$(0.3)	$3.7	$108.6

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

14. Segment Information

We report operating results for three segments: Broadband, Transport and Services.

The Broadband segment includes data, access and managed access product portfolios that facilitate the delivery of next-generation wireline and wireless services and delivery of bundled voice, video and high-speed Internet/data services over copper-based and/or fiber-based networks. Data products include the Tellabs® 7300 Metro Ethernet Switching Series, the Tellabs® 8600 Managed Edge System, the Tellabs® 8800 Multiservice Router Series and the Tellabs® SmartCore® 9100 Platform. Access offerings include the Tellabs® 1000 Multiservice Access Series, the Tellabs® 1100 Multiservice Access Series and the Tellabs® 1600 Optical Network Terminal (ONT) Series. Managed access products include the Tellabs® 6300 Managed Transport System and the Tellabs® 8100 Managed Access System.

The Transport segment includes solutions that enable service providers to transport service and manage optical bandwidth by adding capacity when and where it's needed. Wireline and wireless carriers use these products within the metropolitan portion of their transport networks to support wireless services, business services for enterprise customers, and triple-play voice, video and data services for residential customers. Product offerings include the Tellabs® 3000 Series of voice-enhancement products, the Tellabs® 5000 Series of digital cross-connect systems, and the Tellabs® 7100 Optical Transport System (OTS).

The Services segment includes deployment, support, training and professional services. These services support all phases of the network: planning, building and operating.

We define segment profit as gross profit less research and development expenses. Segment profit excludes sales and marketing expenses, general and administrative expenses, the amortization of intangibles, restructuring and other charges, the impact of equity-based compensation and the goodwill impairment charge.

Consolidated revenue by segment follows:

In millions	2010	2009	2008
Broadband	$846.0	$785.8	$919.9
Transport	554.0	509.6	580.1
Services	242.3	230.3	229.0

Total	$1,642.3	$1,525.7	$1,729.0

Segment profit and reconciliation to operating earnings (loss) by segment follows:

In millions	2010	2009	2008
Broadband	$229.4	$185.7	$115.7
Transport	191.8	139.4	178.0
Services	81.2	81.8	75.5

Total segment profit	$502.4	$406.9	$369.2
Sales and marketing expenses	(179.3)	(165.9)	(170.0)
General and administrative expenses	(100.4)	(101.4)	(101.8)
Equity-based compensation	(12.5)	(9.8)	(14.3)
Intangible asset amortization	(27.0)	(24.6)	(23.9)
Restructuring and other charges	(9.5)	(11.7)	(40.9)
Goodwill impairment	—	—	(988.3)

Operating earnings (loss)	$173.7	$93.5	$(970.0)

The segments use many of the same assets. For internal reporting purposes, we do not allocate assets by segment and therefore no asset, depreciation and amortization, or capital expenditure by segment information is provided to our chief operating decision maker.

During 2010, revenue from two customers accounted for 35% and 20% of consolidated revenue. In 2009, revenue from two customers accounted for 30% and 21% of consolidated revenue. In 2008, revenue from two customers accounted for 33% and 16% of consolidated revenue. We attribute revenue to customers based on the effective date of any relevant merger. Revenue from these major customers is earned in each of the three operating segments.

Consolidated revenue by country based on customer location follows:

In millions	2010	2009	2008
United States	$1,138.2	$993.3	$1,174.0
All other countries	504.1	532.4	555.0

Total	$1,642.3	$1,525.7	$1,729.0

Long-lived assets by country follow:

In millions	12/31/10	1/1/10
United States	$515.9	$544.0
Finland	58.8	62.0
All other countries	23.3	20.8

Total	$598.0	$626.8

Operating Lease Commitments	12 Months Ended
Dec. 31, 2010
Operating Lease Commitments
Operating Lease Commitments

15. Operating Lease Commitments

We have a number of operating lease agreements primarily involving office space, buildings and office equipment. These leases are non-cancelable and expire on various dates through 2028. As of December 31, 2010, future minimum lease commitments under non-cancelable leases are as follows:

In millions
2011	$12.7
2012	10.4
2013	7.6
2014	5.8
2015	4.2
2016 and thereafter	6.2

Total minimum lease payments	$46.9

Total future minimum lease payments have not been reduced by  $0.3 million of future sublease payments to be received under non-cancelable subleases. Total rental expense was  $12.7 million for 2010,  $11.1 million for 2009 and  $11.0 million for 2008.

Loss Contingencies	12 Months Ended
Dec. 31, 2010
Loss Contingencies
Legal Proceedings

16. Loss Contingencies

Legal Proceedings

We are subject to legal claims and litigation arising in the ordinary course of business, such as employment or intellectual property claims, including the matters described below. The outcome of any such matters is currently not determinable.

Makor Issues & Rights, Ltd. v. Tellabs, Inc. On June 18, 2002, a class action complaint was filed in the United States District Court of the Northern District of Illinois against Tellabs, Michael Birck (Chairman of the Board of Tellabs) and Richard Notebaert (former CEO, President and Director of Tellabs). Thereafter, eight similar complaints were also filed in the United States District Court of the Northern District of Illinois. All nine of these actions were subsequently consolidated, and on December 3, 2002, a consolidated amended class action complaint was filed against Tellabs, Mr. Birck, Mr. Notebaert, and certain other of our current or former officers and/or directors. The consolidated amended complaint alleged that during the class period (December 11, 2000-June 19, 2001) the defendants violated the federal securities laws by making materially false and misleading statements, including, among other things, allegedly providing revenue forecasts that were false and misleading, misrepresenting demand for our products, and reporting overstated revenue for the fourth quarter 2000 in our financial statements. Further, certain of the individual defendants were alleged to have violated the federal securities laws by trading our securities while allegedly in possession of material, non-public information about us pertaining to these matters. The consolidated amended complaint seeks unspecified restitution, damages and other relief.

On January 17, 2003, Tellabs and the other named defendants filed a motion to dismiss the consolidated amended class action complaint in its entirety. On May 19, 2003, the Court granted our motion and dismissed all counts of the consolidated amended complaint, while affording plaintiffs an opportunity to replead. On July 11, 2003, plaintiffs filed a second consolidated amended class action complaint against Tellabs, Messrs. Birck and Notebaert, and many (although not all) of the other previously named individual defendants, realleging claims similar to those contained in the previously dismissed consolidated amended class action complaint. We filed a second motion to dismiss on August 22, 2003, seeking the dismissal with prejudice of all claims alleged in the second consolidated amended class action complaint. On February 19, 2004, the Court issued an order granting that motion and dismissed the action with prejudice. On March 18, 2004, the plaintiffs filed a Notice of Appeal to the United States Federal Court of Appeal for the Seventh Circuit, appealing the dismissal. The appeal was fully briefed and oral argument was heard on January 21, 2005. On January 25, 2006, the Seventh Circuit issued an opinion affirming in part and reversing in part the judgment of the district court, and remanding for further proceedings. On February 8, 2006, defendants filed with the Seventh Circuit a petition for rehearing with suggestion for rehearing en banc. On April 19, 2006, the Seventh Circuit ordered plaintiffs to file an answer to the petition for rehearing, which was filed by the plaintiffs on May 3, 2006. On July 10, 2006, the Seventh Circuit denied the petition for rehearing with a minor modification to its opinion, and remanded the case to the district court. On September 22, 2006, defendants filed a motion in the district court to dismiss some (but not all) of the remaining claims. On October 3, 2006, the defendants filed with the United States Supreme Court a petition for a writ of certiorari seeking to appeal the Seventh Circuit's decision. On January 5, 2007, the defendants' petition was granted. The United States Supreme Court heard oral arguments on March 28, 2007. On June 21, 2007, the United States Supreme Court vacated the Seventh Circuit's judgment and remanded the case for further proceedings. On November 1, 2007, the Seventh Circuit heard oral arguments for the remanded case. On January 17, 2008, the Seventh Circuit issued an opinion adhering to its earlier opinion reversing in part the judgment of the district court, and remanded the case to the district court for further proceedings. On February 24, 2009, the district court granted plaintiffs' motion for class certification. On August 13, 2010, the Court granted in large part Tellabs' motion for summary judgment. The parties have tentatively agreed to settle the lawsuit, which settlement is still subject to documentation and court approval. If approved, all settlement amounts will be paid by Tellabs' insurers.

Fujitsu Network Communications Inc. v. Tellabs, Inc. On January 28, 2008, Fujitsu Network Communications, Inc. and Fujitsu Limited filed a complaint in the United States District Court for the Eastern District of Texas against Tellabs in a case captioned Fujitsu Network Communications, Inc. and Fujitsu Limited v. Tellabs, Inc. and Tellabs Operations, Inc., Civil Action No. 6:08-cv-00022-LED. The complaint alleges infringement of U.S. Patent Nos. 5,526,163, 5,521,737, 5,386,418 and 6,487,686, and seeks unspecified damages including enhanced damages, as well as attorney fees and other remedies including injunctive relief. On March 21, 2008, Tellabs filed its answer, defenses and counterclaims in response to the complaint. A trial date had been set for May 10, 2010, in the Eastern District of Texas, however on July 7, 2009, the court granted Tellabs' motion to transfer and issued an order transferring the action to the United States District Court for the Northern District of Illinois. On September 15, 2009, the Court in the Northern District of Illinois consolidated this action, for discovery purposes only, with the action instituted by Tellabs against Fujitsu in the Northern District of Illinois. The parties currently remain in the discovery phase, and a trial date has been set for January 17, 2012. The parties also await the Court's issuance of a Markman ruling.

Tellabs Operations, Inc. v. Fujitsu Limited and Fujitsu Network Communications Inc. On June 11, 2008, Tellabs Operations, Inc. filed a complaint in the United States District Court for the Northern District of Illinois against Fujitsu Limited and Fujitsu Network Communications, Inc. in a case captioned Tellabs Operations, Inc. v. Fujitsu Limited and Fujitsu Network Communications, Inc. Civil Action No. 1:08-cv-3379. The complaint alleges infringement of Tellabs Operations, Inc.'s U.S. Patent No. 7,369,772, and seeks unspecified damages including enhanced damages, as well as attorney fees and other remedies including injunctive relief. On September 5, 2008, each of Fujitsu Limited and Fujitsu Network Communications, Inc. served its answer, defenses and counterclaims in response to the complaint. Fujitsu Limited also brought counterclaims against Tellabs, Inc. and Tellabs Operations, Inc. alleging infringement of two U.S. patents, seeking unspecified damages including enhanced damages, as well as attorney fees and other remedies including injunctive relief. On September 22, 2008, Tellabs Operations, Inc. filed its answer to the counterclaims of Fujitsu Network Communications, Inc., and also filed its counterclaims and reply to counterclaims of Fujitsu Limited. On that same date, Tellabs, Inc. filed its answer and counter-claims against Fujitsu Limited. On September 15, 2009, the Court in the Northern District of Illinois consolidated this action, for discovery purposes only, with the action filed by Fujitsu transferred to the Northern District of Illinois by the Eastern District of Texas. The parties currently remain in the discovery phase, and a trial date has been set for January 17, 2012. The parties also await the Court's issuance of a Markman ruling.

Telcordia Technologies Inc. v. Tellabs, Inc. On May 4, 2009, Telcordia Technologies, Inc. filed a complaint against Tellabs in the United States District Court for the District of New Jersey in a case captioned Telcordia Technologies Inc. v. Tellabs, Inc., Civil Action No. 2:09-cv-02089. The complaint alleges infringement of U.S. Patent Nos. 4,893,306, 4,835,763 and Re. 36,633, and seeks unspecified damages including enhanced damages, as well as attorney fees and other remedies including injunctive relief. On July 27, 2009, Telcordia filed a first amended complaint adding Tellabs Operations, Inc. and Tellabs North America, Inc. as additional defendants. On September 1, 2009, Tellabs filed answers, defenses and counterclaims in response to the first amended complaint. On December 15, 2009, the Court granted Tellabs' motion to transfer, which resulted in a transfer of the action to the United States District Court for the District of Delaware. The parties are in the early phases of discovery. A trial date has not yet been set. We believe that we have valid defenses to the lawsuit.

Atwater Partners of Texas LLC v. AT&T, Inc. et al. On May 27, 2010, a complaint was filed in the United States District Court for the Eastern District of Texas against Tellabs and several other companies in a case captioned Atwater Partners of Texas LLC v. AT&T, Inc. et al., Civil Action No. 2:10-cv-00175. The complaint alleges infringement of U.S. Patent Nos. 6,490,296, 7,158,523, 7,161,953, 7,310,310, and 7,349,401, and seeks unspecified damages as well as interest, costs, expenses, attorney fees and other remedies including injunctive relief. Tellabs responded to the Complaint on August 6, 2010, denying Atwater's allegations. The parties are in the earliest phases of the litigation. No trial date has been set.

Lambda Optical Solutions, LLC v. Alcatel-Lucent SA, et al. On June 4, 2010, a complaint was filed in the United States District Court for the District of Delaware against Tellabs and several other companies in a case captioned Lambda Optical Solutions, LLC v. Alcatel-Lucent SA, et al., Civil Action No. 1:10-cv-00487-UNA. The complaint alleges infringement of U.S. Patent Nos. 6,973,229, and seeks unspecified damages including enhanced damages, as well as interest, costs, expenses, attorney fees and other remedies including injunctive relief. Tellabs was served with the Complaint on September 13, 2010. Tellabs responded to the Complaint on November 2, 2010, denying Lambda's allegations. The parties are in the earliest phases of the litigation. No trial date has been set.

Apart from the matters described above, we are and in the future may be subject to various legal proceedings, claims and litigation arising in the ordinary course of business. Any legal proceedings, claims and litigation, whether current or future, and whether with or without merit, potentially can result in: costly litigation; diverting management's time, attention and resources; delaying or halting product shipments or services delivery; requiring us to pay damages; requiring us to enter into royalty-bearing licensing arrangements or to obtain substitute technology of lower quality or higher costs; or otherwise imposing obligations or restrictions that could adversely affect our business, financial condition and operating results.

Stock Repurchase Programs	12 Months Ended
Dec. 31, 2010
Stock Repurchase Programs
Stock Repurchase Programs

17. Stock Repurchase Programs

We repurchase outstanding common stock under two programs authorized by our Board of Directors, the Rule 10b5-1 program and a repurchase program of up to  $600 million of outstanding common stock. In addition, we purchase shares to cover withholding taxes on shares issued under employee stock plans.

Under the 10b5-1 program, we intend to continue to use cash generated by employee stock option exercises (other than those of Company officers and board members) to repurchase stock. As of December 31, 2010, we have purchased 8.4 million shares of our common stock under this program since February 2006, at a total cost of  $100.8 million, including  $7.4 million (0.9 million shares) in 2010 and  $1.8 million (0.2 million shares) in 2009. On January 27, 2011, our Board of Directors authorized a one-year extension of this program.

As of December 31, 2010, we purchased 56.6 million shares of our common stock under the  $600 million repurchase program at a total cost of  $375.4 million, leaving  $224.6 million available to be purchased under this program. This total includes purchases of  $171.4 million (24.2 million shares) in 2010, and  $81.1 million (12.7 million shares) in 2009. We may change our repurchase activity and we provide no assurance that we will continue our repurchase activity in the future.

In addition, during 2010 we purchased 0.7 million shares for  $5.4 million to cover withholding taxes on shares issued under employee stock plans. In 2009, we purchased 0.5 million shares for  $2.6 million to cover withholding taxes on shares issued under employee stock plans.

We record repurchased shares as Treasury stock.

Net Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2010
Net Earnings (Loss) Per Share
Net Earnings (Loss) Per Share

18. Net Earnings (Loss) Per Share

The following table sets forth the computation of net earnings (loss) per share:

In millions, except per-share data	2010	2009	2008
Numerator:
Net earnings (loss)	$155.6	$113.6	$(930.1)

Denominator:
Denominator for basic net earnings (loss) per share – weighted average shares outstanding	378.1	392.5	400.1
Effect of dilutive securities:
Employee stock options and restricted and performance stock awards	4.6	1.7	—

Denominator for diluted net earnings (loss) per share – adjusted weighted average shares outstanding and assumed conversions	382.7	394.2	400.1

Net earnings (loss) per share, basic	$0.41	$0.29	$(2.32)
Net earnings (loss) per share, diluted	$0.41	$0.29	$(2.32)

The number of securities excluded from the weighted average shares outstanding computation was 18.5 million in 2010, 31.5 million in 2009 and 35.0 million in 2008 because the exercise price was greater than the average market price of the common shares; therefore, the effect would have been anti-dilutive. Dilutive securities are not included in the computation of diluted earnings per share when a company is in a loss position. As such, the numerator and the denominator used in computing both basic and diluted net loss per share for 2008 are the same. Diluted weighted average shares outstanding were 400.9 million in 2008.

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

19. Quarterly Financial Data (Unaudited)

Selected quarterly financial data for 2010 and 2009 follows:

In millions, except per-share data	First Quarter		Second Quarter		Third Quarter		Fourth Quarter[3]
2010	Revised	[2]	Revised	[2]	Revised	[2]
Revenue	$379.2		$422.8		$429.8		$410.5
Gross profit	$191.9		$226.2		$215.7		$155.8
Net earnings (loss)	$45.6		$64.1		$56.8		$(10.9)
Net earnings (loss) per share[1] –
Basic	$0.12		$0.17		$0.15		$(0.03)
Diluted	$0.12		$0.16		$0.15		$(0.03)
Cash dividends per share	$0.02		$0.02		$0.02		$0.02

2009
Revenue	$361.7		$385.4		$389.3		$389.3
Gross profit	$159.8		$167.5		$162.3		$176.2
Net earnings	$6.5		$15.7		$29.3		$62.1
Net earnings per share[1] –
Basic	$0.02		$0.04		$0.07		$0.16
Diluted	$0.02		$0.04		$0.07		$0.16
Cash dividends per share	$—		$—		$—		$—

[1]	The per-share computation for the year is a separate, annual calculation. Accordingly, the sum of the quarterly per-share amounts does not necessarily equal the annual per-share amount.
[2]

The amounts previously reported in our Quarterly Reports on Form 10-Q for 2010 have been revised for the adoption of ASU 2009-13 and ASU 2009-14, which are discussed more fully in Note 1, Summary of Significant Accounting Policies, Revenue Recognition. The adoption increased our previously reported revenue by  $0.3 million.

[3]	As a result of the adoption of ASU 2009-13 and ASU 2009-14, fourth quarter 2010 revenue and net earnings increased by $8.8 million and $0.5 million, respectively.

Valuation and Qualfiying Accounts and Reserves	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts and Reserves
Valuation and Qualifying Accounts and Reserves

SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

Three Years Ended December 31, 2010, January 1, 2010 and January 2, 2009

Accounts Receivable Allowances

In millions	Balance at Beginning of Year	Net Additions (Reductions) Charged to Costs and Expenses	Deductions	Currency Translation Adjustments	Balance at End of Year
2010	$1.4	$—	$—	$(0.1)	$1.3
2009	$1.4	$—	$—	$—	$1.4
2008	$3.0	$(1.3)	$—	$(0.3)	$1.4